Morgan Stanley Dean Witter Growth Fund                   Two World Trade Center,
Letter to the Shareholders March 31, 2000               New York, New York 10048



DEAR SHAREHOLDER:

The 12-month period ended March 31, 2000 was a challenging one for equity investors. After setting records in 1999, the U.S. equity markets pulled back sharply this January, February and March. Led by large-capitalization growth stocks in general and a white-hot technology sector in particular, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) rose 17.94 percent for the period under review. With the exception of a brief period in the spring, growth-oriented stocks outperformed value-oriented issues throughout the period under review as investors continued to invest in the sustainability of the growth of the largest companies. The performance of the market was narrow throughout most of 1999, although some healthy broadening did occur late in the year.

Increased volatility marked the U.S. equity markets in the first quarter of 2000. While the S&P 500 increased 2.29 percent for the quarter, it had been down as much as 8 percent in late February. Growth continued to outperform value, however, for the quarter, as the Russell 1000 Growth Index appreciated 7.13 percent versus 0.48 percent for the Russell 1000 Value Index. The market remained extremely narrow. Technology stocks were again the dominant contributor to the S&P 500's performance. However, technology underperformed late in the quarter as investor attention shifted toward the beaten down, old-economy companies, and several prominent tech names (e.g. Microsoft, Lucent, Yahoo and America Online) were among the index's biggest detractors in the quarter.


PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended March 31, 2000, Morgan Stanley Dean Witter Growth Fund's Class B shares returned 41.82 percent, compared to 17.94 percent for the S&P 500 Index. For the same period, the Fund's Class A, C and D shares returned
42.32 percent, 41.29 percent and 42.75 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any

Morgan Stanley Dean Witter Growth Fund
Letter to the Shareholders March 31, 2000, continued

applicable sales charges. The accompanying chart compares the Fund's performance to that of the S&P 500 Index.

The Fund maintained and benefited from its philosophy of opportunistic concentration driven by bottom-up, fundamental company analysis and an emphasis on gaining an information edge in the sectors and companies in which it invests. As of March 31, 2000, the Fund's top 10 holdings accounted for 40 percent of total assets. The Fund held positions in 91 stocks. The Fund's top positions at fiscal year-end continued to reflect a mix of classic growth stocks such as Cisco Systems, General Electric, Microsoft, Intel and Home Depot, as well as such lesser-known growth names as Tyco International, United Technologies and Clear Channel Communications/AMFM. While not a top-10 position now, Pfizer would become the Fund's third largest position if it were to combine with Warner Lambert.

According to Morgan Stanley Dean Witter Investment Management Inc., the Fund's sub-advisor, more than 90 percent of the Fund's outperformance relative to the S&P 500 Index was driven by its stock picking versus sector allocation. In particular, the Fund's strong results were achieved despite its continued relatively neutral posture toward technology versus the index. Stock picking for the Fund in technology remains very good, because technology in general accounted for more than 40 percent of the Fund's total relative outperformance over the 12-month period. The absence of a large overweighted position in technology helped its relative performance versus many other large-capitalization growth funds toward the end of the fiscal year as many stocks in this group experienced downside volatility. The Fund's positions in such old-economy names as Tyco, United Technologies and Pfizer/Warner Lambert helped sustain its strong performance during this period.

Major contributors to the Fund's performance were Cisco Systems, Intel, Tyco International, JDS Uniphase and Home Depot. Major detractors to performance for the period included General Dynamics, Eli Lilly, Pitney Bowes, MCI Worldcom, and Procter & Gamble.

The performance of Tyco is especially pleasing to the sub-advisor, given the major downward move sustained by the stock during the fourth quarter of 1999. Tyco's continued strong business fundamentals and the excitement regarding the announced value-enhancing subsidiary-IPO of TyCom, the company's undersea fiberoptic cable business, drove the stock's appreciation of 29 percent in the first quarter of 2000. This increase more than offset the stock's fourth quarter decline. The sub-advisor continues to believe in the company's ability to meet or exceed consensus earnings expectations which, coupled with additional value-enhancing strategic moves (such as the potential subsidiary-IPO of M/A-Com, the leading manufacturer of gallium arsenide semiconductor substrate used in wireless communication devices), is expected to drive additional outperformance in future quarters.

Morgan Stanley Dean Witter Growth Fund
Letter to the Shareholders March 31, 2000, continued

The Fund's overweighted position in consumer staples is primarily a function of the sub-advisor's belief in several names in the media/communications sectors such as Clear Channel Communications/AMFM, American Tower, AT&T Liberty Media/MediaOne and Omnicom.

The Fund's already overweighted position in health care was increased during the first quarter of 2000. The sub-advisor believes the group's consistent earnings growth will be increasingly valuable to investors as the overall S&P 500 earnings growth moderates from unsustainably high levels. Large positions in Warner Lambert, American Home Products and Pfizer drove the performance of the Fund's health-care holdings, despite the modest relative underperformance of the S&P 500 health-care benchmark in the quarter. Warner Lambert and Pfizer benefited from continued strong earnings fundamentals, the completion of a formal merger agreement and excitement regarding the merged company's cost, marketing and research synergies. The sub-advisor believes that the new Pfizer will be the fastest-growing pharmaceutical company in the world with the largest research budget.

The Fund's exposure to the financial services sector was increased during the first quarter of 2000 through additions to existing positions, including Bank of New York and American International Group, as well as through the addition of new positions in Fannie Mae and FleetBoston. The portfolio management team believes that each of these companies offers attractive underlying earnings growth potential and that Federal Reserve interest-rate hikes have driven valuations in the sector to extremely attractive levels. While additional rate hikes may occur in 2000, given the still-constructive inflation environment the sub-advisor believes that the Fed is closer to the end of this rate hike cycle than the beginning. During the fiscal year, the Fund benefited by being underweighted in financial services versus the S&P 500 benchmark, but the sub-advisor will look to opportunistically add to positions as fundamentals warrant.


LOOKING AHEAD

Morgan Stanley Dean Witter Investment Management remains upbeat about the prospects for large-capitalization growth stocks going forward. Inflation remains in check, interest rates have moderated after an early year surge, and the Fed seems to be applying the brakes prudently to prevent the economy from overheating.

Morgan Stanley Dean Witter Growth Fund
Letter to the Shareholders March 31, 2000, continued

We appreciate your ongoing support of Morgan Stanley Dean Witter Growth Fund and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ Charles A. Fiumefreddo                     /s/ Mitchell M. Merin
------------------------------------           ---------------------------------
    CHARLES A. FIUMEFREDDO                         MITCHELL M. MERIN
    Chairman of the Board                          President

Morgan Stanley Dean Witter Growth Fund
Fund Performance March 31, 2000

                               [GRAPHIC OMITTED]


    DATE                  TOTAL              S&P 500
May 29, 1992             $10,000             $10,000
March 31, 1993           $11,260             $11,140
March 31, 1994           $12,100             $11,303
March 31, 1995           $12,110             $13,061
March 31, 1996           $15,100             $17,250
March 31, 1997           $16,354             $20,670
March 31, 1998           $23,322             $30,584
March 31, 1999           $27,130 (3)         $36,231
March 31, 2000           $38,476             $42,730

                -FUND          -S&P 500 (4)



Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth more or less than their original cost. Performance for Class A, Class C, and Class D shares will vary from the performance of Class B shares shown above due to differences in sales charges and expenses.

                          Average Annual Total Returns
--------------------------------------------------------------------------------


                        Class B Shares*
---------------------------------------------------------------
Period Ended 3/31/00
---------------------------
1 Year                              41.82%(1)        36.82%(2)
5 Year                              26.01%(1)        25.85%(2)
Since Inception (5/29/92)           18.76%(1)        18.76%(2)


                       Class C Shares+
---------------------------------------------------------------
Period Ended 3/31/00
---------------------------
1 Year                              41.29%(1)        40.29%(2)
Since Inception (7/28/97)           26.01%(1)        26.01%(2)


                       Class A Shares**
---------------------------------------------------------------
Period Ended 3/31/00
---------------------------
1 Year                              42.32%(1)        34.85%(2)
Since Inception (7/28/97)           26.96%(1)        24.42%(2)


               Class D Shares#
-----------------------------------------------
Period Ended 3/31/00
---------------------------
1 Year                              42.75%(1)
Since Inception (7/28/97)           27.27%(1)

---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)  Closing value assuming a complete redemption on March 31, 2000.
(4) The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 * The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
**   The maximum front-end sales charge for Class A is 5.25%.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
 #   Class D shares have no sales charge.

Morgan Stanley Dean Witter Growth Fund
Portfolio of Investments March 31, 2000

    NUMBER OF
      SHARES                                                    VALUE
------------------------------------------------------------------------
                    COMMON STOCKS (98.0%)
                    Advertising (1.5%)
     77,800         DoubleClick Inc.* .....................   $7,284,025
    138,300         Omnicom Group, Inc. ...................   12,922,406
                                                              ----------
                                                              20,206,431
                                                              ----------
                    Aerospace (3.7%)
    806,800         United Technologies Corp. .............   50,979,675
                                                              ----------
                    Alcoholic Beverages (0.9%)
    191,200         Anheuser-Busch Companies, Inc..........   11,902,200
                                                              ----------
                    Beverages - Non-Alcoholic (0.6%)
    249,600         PepsiCo, Inc. .........................    8,626,800
                                                              ----------
                    Biotechnology (0.8%)
    104,500         Amgen Inc.* ...........................    6,407,156
     35,800         Luminex Corp.* ........................      778,650
     15,100         MedImmune, Inc.* ......................    2,630,231
     31,300         Tularik Inc.* .........................      966,388
                                                              ----------
                                                              10,782,425
                                                              ----------
                    Broadcasting (3.9%)
    165,000         AMFM, Inc.* ...........................   10,250,625
    191,011         CBS Corp.* ............................   10,815,998
    465,300         Clear Channel Communications,
                      Inc.* ...............................   32,134,781
                                                              ----------
                                                              53,201,404
                                                              ----------
                    Building Materials/DIY Chains (3.3%)
    692,850         Home Depot, Inc. (The) ................   44,688,825
                                                              ----------
                    Cable Television (4.1%)
    373,200         AT&T Corp. - Liberty Media
                      Group (Class A)* ....................   22,112,100
    274,800         Comcast Corp. (Class A Special)* ......   11,902,275
    218,600         MediaOne Group, Inc.* .................   17,706,600
     89,500         TV Guide, Inc. (Class A)* .............    4,301,594
                                                              ----------
                                                              56,022,569
                                                              ----------
                    Cellular Telephone (0.8%)
    157,900         Crown Castle International Corp.*          5,950,856
     29,600         Nextel Communications, Inc.
                      (Class A)* ..........................    4,386,350
                                                              ----------
                                                              10,337,206
                                                              ----------
                    Clothing/Shoe/Accessory Stores (0.7%)
    248,500         Intimate Brands, Inc. .................   10,188,500
                                                              ----------
                    Computer Communications (6.9%)
      6,200         ArrowPoint Communications, Inc.*          $  734,312
  1,113,952         Cisco Systems, Inc.* ..................   86,122,414
     28,700         Juniper Networks, Inc.* ...............    7,558,862
                                                              ----------
                                                              94,415,588
                                                              ----------
                    Computer Software (5.6%)
    532,000         Microsoft Corp.* ......................   56,724,500
    193,200         Oracle Corp.* .........................   15,069,600
     39,150         Veritas Software Corp.* ...............    5,128,650
                                                              ----------
                                                              76,922,750
                                                              ----------
                    Discount Chains (2.8%)
    457,300         Costco Wholesale Corp.* ...............   24,008,250
    264,400         Wal-Mart Stores, Inc. .................   14,674,200
                                                              ----------
                                                              38,682,450
                                                              ----------
                    Diversified Electronic Products (1.2%)
    141,600         JDS Uniphase Corp.* ...................   17,062,800
                                                              ----------
                    Diversified Financial Services (2.8%)
    122,800         American Express Co. ..................   18,289,525
    338,150         Citigroup, Inc. .......................   20,056,522
                                                              ----------
                                                              38,346,047
                                                              ----------
                    Diversified Manufacturing (6.0%)
  1,644,400         Tyco International Ltd. (Bermuda)         82,014,450
                                                              ----------
                    Electric Utilities (0.4%)
     88,500         Montana Power Co. .....................    5,664,000
                                                              ----------
                    Electronic Data Processing (1.5%)
     49,400         International Business Machines
                      Corp. ...............................    5,829,200
    155,100         Sun Microsystems, Inc.* ...............   14,530,931
                                                              ----------
                                                              20,360,131
                                                              ----------
                    Electronic Production Equipment (1.9%)
    272,000         Applied Materials, Inc.* ..............   25,636,000
                                                              ----------
                    Finance Companies (0.6%)
    147,400         Fannie Mae ............................    8,318,887
                                                              ----------
                    Food Chains (0.5%)
    144,500         Safeway Inc.* .........................    6,538,625
                                                              ----------
                    Hospital/Nursing Management (0.3%)
    148,300         Columbia/HCA Healthcare Corp. .........    3,753,844
                                                              ----------
                    Internet Services (1.4%)
     36,400         Inktomi Corp.* ........................    7,095,725
     25,800         RealNetworks, Inc.* ...................    1,470,600

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Growth Fund
Portfolio of Investments March 31, 2000, continued


    NUMBER OF
      SHARES                                                    VALUE
------------------------------------------------------------------------
  23,500            VeriSign, Inc.* ......................   $   3,510,312
  43,400            Yahoo! Inc.* .........................       7,434,962
                                                             -------------
                                                                19,511,599
                                                             -------------
                    Investment Bankers/Brokers/ Services (0.9%)
114,500             Merrill Lynch & Co., Inc. ............      12,022,500
                                                             -------------
                    Major Banks (1.7%)
350,300             Bank of New York Co., Inc. ...........      14,559,344
251,500             FleetBoston Financial Corp. ..........       9,179,750
                                                             -------------
                                                                23,739,094
                                                             -------------
                    Major Pharmaceuticals (10.8%)
110,000             Abbott Laboratories ..................       3,870,625
169,200             American Home Products Corp. .........       9,073,350
482,500             Bristol-Myers Squibb Co. .............      27,864,375
167,900             Johnson & Johnson ....................      11,763,494
190,300             Lilly (Eli) & Co. ....................      11,988,900
216,100             Merck & Co., Inc. ....................      13,425,212
504,300             Pfizer, Inc. .........................      18,438,469
174,000             Pharmacia & Upjohn, Inc. .............      10,309,500
415,300             Warner-Lambert Co. ...................      40,491,750
                                                             -------------
                                                               147,225,675
                                                             -------------
                    Major U.S. Telecommunications (3.3%)
294,700             GTE Corp. ............................      20,923,700
 65,150             MCI WorldCom, Inc.* ..................       2,956,181
325,400             Sprint Corp. (FON Group) .............      20,500,200
                                                             -------------
                                                                44,380,081
                                                             -------------
                    Media Conglomerates (2.6%)
361,100             Time Warner Inc. .....................      36,110,000
                                                             -------------
                    Medical Specialties (0.2%)
 30,600             PE Corporation-PE Biosystems
                      Group ..............................       2,952,900
                                                             -------------
                    Military/Gov't/Technical (1.8%)
284,800             General Dynamics Corp. ...............      14,168,800
 79,100             General Motors Corp. (Class H)* ......       9,847,950
                                                             -------------
                                                                24,016,750
                                                             -------------
                    Multi-Line Insurance (0.7%)
 92,700             American International Group, Inc.          10,150,650
                                                             -------------
                    Multi-Sector Companies (5.1%)
367,300             General Electric Co. .................      57,000,369
199,500             Textron, Inc. ........................      12,144,563
                                                             -------------
                                                                69,144,932
                                                             -------------
                    Other Consumer Services (0.5%)
 40,300             eBay, Inc.* ..........................       7,090,281
                                                             -------------
                    Other Pharmaceuticals (0.3%)
 40,700             Forest Laboratories, Inc.* ...........   $   3,439,150
 28,500             Intrabiotics Pharmaceuticals* ........         427,500
                                                             -------------
                                                                 3,866,650
                                                             -------------
                    Other Specialty Stores (0.3%)
 53,900             Tiffany & Co. ........................       4,507,388
                                                             -------------
                    Other Telecommunications (0.9%)
 19,600             FLAG Telecom Holdings Ltd.*
                      (Bermuda) ..........................         444,675
128,400             IXnet, Inc.* .........................       5,866,275
 17,800             NEXTLINK Communications, Inc.
                      (Class A)* .........................       2,200,525
 79,000             Pinnacle Holdings Inc.* ..............       4,266,000
                                                             -------------
                                                                12,777,475
                                                             -------------
                    Package Goods/Cosmetics (0.6%)
136,100             Procter & Gamble Co. .................       7,655,625
                                                             -------------
                    Precision Instruments (0.1%)
 12,300             Waters Corp.* ........................       1,171,575
                                                             -------------
                    Restaurants (0.2%)
100,600             Brinker International, Inc.* .........       2,986,563
                                                             -------------

                    Semiconductors (8.7%)
 23,300             Broadcom Corp. (Class A)* ............       5,658,988
 61,800             Infineon Techologies AG (ADR)*
                      (Germany) ..........................       3,549,638
411,000             Intel Corp. ..........................      54,174,938
109,900             Intersil Holding Corp.* ..............       5,680,456
239,600             Maxim Integrated Products, Inc.*            17,026,575
 25,600             PMC-Sierra, Inc.* ....................       5,212,800
173,400             Texas Instruments, Inc. ..............      27,744,000
                                                             -------------
                                                               119,047,395
                                                             -------------
                    Specialty Foods/Candy (0.4%)
182,600             Keebler Foods Co.* ...................       5,238,338
                                                             -------------
                    Telecommunications Equipment (6.7%)
262,600             American Tower Corp. (Class A)*             12,965,875
 44,600             CIENA Corp.* .........................       5,622,388
 38,200             Corning Inc. .........................       7,410,800
159,800             Lucent Technologies Inc. .............       9,707,850
194,000             Motorola, Inc. .......................      27,620,750
177,500             Nortel Networks Corp. (Canada) .......      22,365,000
 34,000             QUALCOMM Inc.* .......................       5,072,375
                                                             -------------
                                                                90,765,038
                                                             -------------
                    TOTAL COMMON STOCKS
                    (Identified Cost $788,831,375)........   1,339,012,116
                                                             -------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Growth Fund
Portfolio of Investments March 31, 2000, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                              VALUE
-----------------------------------------------------------------
              SHORT-TERM INVESTMENTS (1.6%)
              U.S. GOVERNMENT AGENCY (a) (1.6%)
$ 21,900      Federal Home Loan Mortgage
                  Corp. 6.05% due 04/03/00
                  (Amortized Cost $21,892,639)...   $  21,892,639
                                                    -------------
              REPURCHASE AGREEMENT (0.0%)
     326      The Bank of New York 6.063%
                  due 04/03/00 (dated 03/31/00;
                  proceeds $326,223) (b)
                  (Identified Cost $326,058).....         326,058
                                                    -------------
              TOTAL SHORT-TERM INVESTMENTS,
              (Identified Cost $22,218,697)......      22,218,697
                                                    -------------


TOTAL INVESTMENTS
(Identified Cost $811,050,072) (c).....    99.6%    1,361,230,813
OTHER ASSETS IN EXCESS OF
LIABILITIES ...........................     0.4         5,112,555
                                          -----     -------------
NET ASSETS ............................   100.0%   $1,366,343,368
                                          =====    ==============

--------------------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $329,423 U.S. Treasury Note 5.875% due 11/30/01 valued at $332,579.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unealized appreciation is $565,810,134 and the aggregate gross unrealized depreciation is $15,629,393, resulting in net unrealized appreciation of $550,180,741.



                       See Notes to Financial Statements

Morgan Stanley Dean Witter Growth Fund
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000

ASSETS:
Investments in securities, at value
   (identified cost $811,050,072).................. $1,361,230,813
Receivable for :
     Shares of beneficial interest sold ...........      6,713,970
     Investments sold .............................      5,485,647
     Dividends ....................................        543,477
Prepaid expenses and other assets .................         64,682
                                                    --------------
    TOTAL ASSETS ..................................  1,374,038,589
                                                    --------------
LIABILITIES:
Payable for:
     Investments purchased ........................      5,584,625
     Investment management fee ....................        863,590
     Plan of distribution fee .....................        620,698
     Shares of beneficial interest repurchased.....        535,464
Accrued expenses and other payables ...............         90,844
                                                    --------------
    TOTAL LIABILITIES .............................      7,695,221
                                                    --------------
    NET ASSETS .................................... $1,366,343,368
                                                    ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ................................... $  693,626,379
Net unrealized appreciation .......................    550,180,741
Accumulated undistributed net realized gain .......    122,536,248
                                                    --------------
    NET ASSETS .................................... $1,366,343,368
                                                    ==============
CLASS A SHARES:
Net Assets ........................................    $14,947,044
Shares Outstanding (unlimited authorized, $.01
   par value) .....................................        669,784
    NET ASSET VALUE PER SHARE .....................         $22.32
                                                            ======
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net asset
     value) .......................................         $23.56
                                                            ======
CLASS B SHARES:
Net Assets ........................................ $1,326,846,075
Shares Outstanding (unlimited authorized, $.01
   par value) .....................................     60,207,487
    NET ASSET VALUE PER SHARE .....................         $22.04
                                                            ======
CLASS C SHARES:
Net Assets ........................................    $11,848,353
Shares Outstanding (unlimited authorized, $.01
   par value) .....................................        543,529
    NET ASSET VALUE PER SHARE .....................         $21.80
                                                            ======
CLASS D SHARES:
Net Assets ........................................    $12,701,896
Shares Outstanding (unlimited authorized, $.01
   par value) .....................................        564,876
    NET ASSET VALUE PER SHARE .....................         $22.49
                                                            ======

STATEMENT OF OPERATIONS
For the year ended March 31, 2000

NET INVESTMENT LOSS:
INCOME
Dividends (net of $1,366 foreign withholding
   tax) ...........................................    $  5,973,509
Interest ..........................................         832,651
                                                       ------------
    TOTAL INCOME ..................................       6,806,160
                                                       ------------
EXPENSES ..........................................
Investment management fee .........................       8,216,124
Plan of distribution fee (Class A shares) .........          22,414
Plan of distribution fee (Class B shares) .........       6,107,610
Plan of distribution fee (Class C shares) .........          55,973
Transfer agent fees and expenses ..................         709,497
Registration fees .................................         118,413
Shareholder reports and notices ...................          90,086
Professional fees .................................          82,777
Custodian fees ....................................          59,578
Trustees' fees and expenses .......................          13,903
Other .............................................          10,073
                                                       ------------
    TOTAL EXPENSES ................................      15,486,448
                                                       ------------
    NET INVESTMENT LOSS ...........................      (8,680,288)
                                                       ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .................................     182,640,866
Net change in unrealized appreciation .............     212,096,520
                                                       ------------
    NET GAIN ......................................     394,737,386
                                                       ------------
NET INCREASE ......................................    $386,057,098
                                                       ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Growth Fund
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                            FOR THE YEAR        FOR THE YEAR
                                                                ENDED              ENDED
                                                           MARCH 31, 2000      MARCH 31, 1999
                                                         ------------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................    $   (8,680,288)     $ (5,921,762)
Net realized gain ....................................       182,640,866        65,327,474
Net change in unrealized appreciation ................       212,096,520        66,753,835
                                                          --------------      ------------
   NET INCREASE ......................................       386,057,098       126,159,547
                                                          --------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares .......................................          (835,214)          (57,063)
Class B shares .......................................       (98,247,672)      (17,822,626)
Class C shares .......................................          (481,656)          (45,433)
Class D shares .......................................          (244,877)             (527)
                                                          --------------      ------------
   TOTAL DISTRIBUTIONS ...............................       (99,809,419)      (17,925,649)
                                                          --------------      ------------
Net increase (decrease) from transactions in shares of
  beneficial interest ................................       157,445,214       (79,774,586)
                                                          --------------      ------------
   NET INCREASE ......................................       443,692,893        28,459,312
NET ASSETS:
Beginning of period ..................................       922,650,475       894,191,163
                                                          --------------      ------------
   END OF PERIOD .....................................    $1,366,343,368      $922,650,475
                                                          ==============      ============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Growth Fund
Notes to Financial Statements March 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") and/or Morgan Stanley Dean Witter Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Dean Witter Growth Fund
Notes to Financial Statements March 31, 2000, continued

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.80% to the portion of daily net assets not exceeding $750 million; 0.75% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

Morgan Stanley Dean Witter Growth Fund
Notes to Financial Statements March 31, 2000, continued

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $19,008,654 at March 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended March 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended March 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $829, $426,021 and $5,650, respectively and received $54,993 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley Dean Witter Growth Fund
Notes to Financial Statements March 31, 2000, continued

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2000 aggregated $879,886,988 and $835,181,975, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, Distributor, and Sub-Advisor, is the Fund's transfer agent. At March 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $1,600.


5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                  FOR THE YEAR                       FOR THE YEAR
                                                      ENDED                             ENDED
                                                 MARCH 31, 2000                     MARCH 31, 1999
                                        --------------------------------- ----------------------------------
                                             SHARES           AMOUNT            SHARES            AMOUNT
                                        --------------- -----------------  ---------------- -----------------
CLASS A SHARES
Sold ..................................       529,435    $    9,785,216           331,535    $    5,195,083
Reinvestment of distributions .........        44,982           806,215             3,781            56,150
Redeemed ..............................      (192,300)       (3,391,567)          (90,276)       (1,415,690)
                                             --------    --------------           -------    --------------
Net increase - Class A ................       382,117         7,199,864           245,040         3,835,543
                                             --------    --------------           -------    --------------
CLASS B SHARES
Sold ..................................    11,699,278       224,799,498         5,248,657        79,679,953
Reinvestment of distributions .........     5,194,537        91,185,616         1,123,085        16,565,513
Redeemed ..............................    (9,773,486)     (182,289,872)      (12,346,663)     (183,588,963)
                                           ----------    --------------       -----------    --------------
Net increase (decrease) - Class B .....     7,120,329       133,695,242        (5,974,921)      (87,343,497)
                                           ----------    --------------       -----------    --------------
CLASS C SHARES
Sold ..................................       442,621         8,420,352           173,035         2,597,416
Reinvestment of distributions .........        26,376           467,128             2,985            43,796
Redeemed ..............................      (103,410)       (1,923,844)          (26,089)         (376,564)
                                           ----------    --------------       -----------    --------------
Net increase - Class C ................       365,587         6,963,636           149,931         2,264,648
                                           ----------    --------------       -----------    --------------
CLASS D SHARES
Sold ..................................       763,875        14,957,910            88,973         1,468,193
Reinvestment of distributions .........         9,673           186,024                35               527
Redeemed ..............................      (298,432)       (5,557,462)                -                 -
                                           ----------    --------------       -----------    --------------
Net increase - Class D ................       475,116         9,586,472            89,008         1,468,720
                                           ----------    --------------       -----------    --------------
Net increase (decrease) in Fund .......     8,343,149    $  157,445,214        (5,490,942)   $  (79,774,586)
                                           ==========    ==============       ===========    ==============

6. FEDERAL INCOME TAX STATUS

As of March 31, 2000, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and net investment loss was credited $8,680,288.

Morgan Stanley Dean Witter Growth Fund
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                            FOR THE PERIOD
                                                       FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                           ENDED              ENDED             THROUGH
                                                      MARCH 31, 2000     MARCH 31, 1999     MARCH 31, 1998
------------------------------------------------------------------------------------------------------------
CLASS A SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............       $17.34            $15.17             $17.58
                                                          ------            ------             ------
Income (loss) from investment operations:
 Net investment loss ..............................        (0.09)            (0.05)             (0.04)
 Net realized and unrealized gain .................         6.89              2.55               2.28
                                                          ------            ------             ------
Total income from investment operations ...........         6.80              2.50               2.24
                                                          ------            ------             ------
Less distributions from net realized gain .........        (1.82)            (0.33)             (4.65)
                                                          ------            ------             ------
Net asset value, end of period ....................       $22.32            $17.34             $15.17
                                                          ======            ======             ======
TOTAL RETURN+ ....................................         42.32 %           16.87 %            13.84 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................         1.13 %(3)         1.19 %(3)          1.33 %(2)
Net investment loss ...............................        (0.48)%(3)        (0.29)%(3)         (0.34)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $14,947            $4,987               $647
Portfolio turnover rate ...........................           81 %             113 %               77 %

-------------
 *   The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Growth Fund
Financial Highlights, continued


                                                                          FOR THE YEAR ENDED MARCH 31,
                                                 ------------------------------------------------------------------------------
                                                       2000#                1999#          1998*#        1997          1996
-------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...........        $17.20             $15.12          $15.09       $15.09        $12.11
                                                        ------             ------          ------       ------        ------
Income (loss) from investment operations:
 Net investment loss ...........................         (0.15)             (0.11)          (0.11)       (0.12)        (0.11)
 Net realized and unrealized gain ..............          6.81               2.52            6.07         1.39          3.09
                                                        ------             ------          ------       ------        ------
Total income from investment operations ........          6.66               2.41            5.96         1.27          2.98
                                                        ------             ------          ------       ------        ------
Less distributions from net realized gain ......         (1.82)             (0.33)          (5.93)       (1.27)            -
                                                        ------             ------          ------       ------        ------
Net asset value, end of period .................        $22.04             $17.20          $15.12       $15.09        $15.09
                                                        ======             ======          ======       ======        ======
TOTAL RETURN+ ..................................         41.82 %            16.32 %         42.61 %       8.31 %       24.69 %

RATIOS TO AVERAGE NET ASSETS:
Expenses .......................................          1.48 %(1)          1.60 %(1)       1.64 %       1.73 %        1.82 %
Net investment loss ............................         (0.83)%(1)         (0.70)%(1)      (0.64)%      (0.75)%       (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ........    $1,326,846           $913,060        $893,111     $727,528      $767,170
Portfolio turnover rate ........................            81 %              113 %            77 %         45 %          48 %

--------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Growth Fund
Financial Highlights, continued


                                                                                            FOR THE PERIOD
                                                       FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                           ENDED              ENDED             THROUGH
                                                      MARCH 31, 2000     MARCH 31, 1999     MARCH 31, 1998
------------------------------------------------------------------------------------------------------------
CLASS C SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............       $17.09            $15.08             $17.58
                                                          ------            ------             ------
Income (loss) from investment operations:
 Net investment loss ..............................        (0.23)            (0.16)             (0.11)
 Net realized and unrealized gain .................         6.76              2.50               2.26
                                                          ------            ------             ------
Total income from investment operations ...........         6.53              2.34               2.15
                                                          ------            ------             ------
Less distributions from net realized gain .........        (1.82)            (0.33)             (4.65)
                                                          ------            ------             ------
Net asset value, end of period ....................       $21.80            $17.09             $15.08
                                                          ======            ======             ======
TOTAL RETURN+ .....................................        41.29 %           15.90 %            13.33 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................         1.89 %(3)         1.94 %(3)          2.02 %(2)
Net investment loss ...............................        (1.24)%(3)        (1.04)%(3)         (1.00)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $11,848            $3,041               $422
Portfolio turnover rate ...........................           81 %             113 %               77 %

--------------
 *   The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Growth Fund
Financial Highlights, continued


                                                                                             FOR THE PERIOD
                                                        FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                           ENDED               ENDED             THROUGH
                                                       MARCH 31, 2000     MARCH 31, 1999     MARCH 31, 1998
------------------------------------------------------------------------------------------------------------
CLASS D SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ..............       $17.41             $15.21             $17.58
                                                          ------             ------             ------
Income (loss) from investment operations:
 Net investment loss ..............................        (0.04)             (0.01)             (0.08)
 Net realized and unrealized gain .................         6.94               2.54               2.36
                                                          ------             ------             ------
Total income from investment operations ...........         6.90               2.53               2.28
                                                          ------             ------             ------
Less distributions from net realized gain .........        (1.82)             (0.33)             (4.65)
                                                          ------             ------             ------
Net asset value, end of period ....................       $22.49             $17.41             $15.21
                                                          ======             ======             ======
TOTAL RETURN+ .....................................        42.75 %            17.02 %            14.09 %(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................         0.89 %(3)          0.94 %(3)          1.43 %(2)
Net investment loss ...............................        (0.24)%(3)         (0.04)%(3)         (0.78)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........      $12,702             $1,563                $11
Portfolio turnover rate ...........................           81 %              113 %               77 %

--------------
 *   The date shares were first issued.
 # The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Growth Fund
Report of Independent Accountants

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Growth Fund (the "Fund") at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 11, 2000



                       2000 FEDERAL TAX NOTICE (unaudited)

        During the year ended March 31, 2000, the Fund paid to shareholders $1.57 per share from long-term capital gains.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

SUB-ADVISOR

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020




This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.



MORGAN STANLEY DEAN WITTER GROWTH FUND

[GRAPHIC OMMITTED]

ANNUAL REPORT
March 31, 2000